UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – March 26, 2008

Rural/Metro Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation or jurisdiction)

0-22056	86-0746929
(Commission File Number)	(IRS Employer Identification Number)

9221 East Via de Ventura, Scottsdale, Arizona	85258
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (480) 994-3886

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) At the Annual Meeting of Stockholders held March 27, 2008 (the “Annual Meeting”), the stockholders of Rural/Metro Corporation (the “Company”) elected the following persons as Class I directors for three-year terms and until their respective successors are elected and qualified: Jack E. Brucker; Conrad A. Conrad and Earl P. Holland.

Effective March 27, 2008, the Board of Directors (the “Board”) appointed Christopher S. Shackelton and Eugene I. Davis to serve as Class II and Class III directors for terms expiring at the 2008 and 2009 annual meetings, respectively.

Effective March 27, 2008, the membership of the committees of the Board was established as follows. The Audit Committee consists of Robert E. Wilson (Chair), Mr. Conrad, Mr. Davis, Louis G. Jekel and Mr. Shackelton. The Compensation Committee consists of Mr. Conrad (Chair), Mr. Holland, Mr. Shackelton and Henry G. Walker. The Corporate Governance Committee consists of Mr. Walker (Chair), Mr. Davis, Mr. Holland, Mr. Jekel and Mr. Wilson. Effective March 27, 2008, the position of Vice-Chair (formerly held by Mr. Walker) was eliminated.

Information regarding contractual arrangements affecting (among other things) the composition of the Board and its committees is incorporated herein by reference from the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2008. Information regarding the compensation of non-employee members of the Board (including without limitation Messrs. Shackelton and Davis) is set forth in Item 5.02(e) below.

At the Annual Meeting, the stockholders also ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008.

Final vote tallies for matters submitted for stockholder approval at the Annual Meeting are being prepared and will be reported in the Company’s next Report on Form 10-Q.

(e) Approval of 2008 Incentive Stock Plan. At the Annual Meeting, the Company’s stockholders approved the Company’s 2008 Incentive Stock Plan (the “Plan”). The text of the Plan is attached as Exhibit 10.1 to this Form 8-K. Attached as exhibits 10.2 and 10.3 to this Form 8-K are forms of agreements intended to be utilized in the event the Company determines to grant restricted stock units (“RSUs”) or stock appreciation rights to certain employees pursuant to the Plan.

Revised Compensation Schedule for Non-Employee Directors. The Board of Directors (upon recommendation of the Compensation Committee) approved changes to the manner in which the Company compensates non-employee directors, effective April 1, 2008, as follows:

•	Annual cash retainer of $40,000;

•

Cash fee of $2,000 for each Board or committee meeting attended in person, and $1,000 for each Board or committee meeting attended by telephone, provided that only one cash fee will be paid in the event of multiple meetings held during the regular quarterly two-day Board and committee meetings;

•	Initial grant of 10,000 RSUs upon first election or appointment as a non-employee director; and

•

Annual grant of 6,500 RSUs on the date of the annual meeting of stockholders for each non-employee director (other than a non-employee director who is first elected or appointed to serve on the date of the annual meeting) who continues to serve on the Board immediately following such meeting.

Except as described below, the RSUs initially granted to non-employee directors will vest as follows: (i) 3,000 RSUs will vest one year from the date of grant, (ii) 3,000 RSUs will vest two years from the date of grant, and (iii) 4,000 RSUs will vest three years from the date of grant, provided in each case that the participant continues to serve as a non-employee director of our Company. The RSUs granted annually to non-employee directors, and the RSUs initially granted to non-employee directors whose initial service begins on the date of an annual meeting of stockholders, will vest as follows: (i) 2,000 RSUs (3,000 RSUs for new non-employee directors)

will vest on the date of the first annual meeting of stockholders following the date of grant, (ii) 2,000 RSUs (3,000 RSUs for new non-employee directors) will vest on the date of the second annual meeting of stockholders following the date of grant, and (iii) 2,500 RSUs (4,000 RSUs for new non-employee directors) will vest on the date of the third annual meeting of stockholders following the date of grant, provided in each case that the participant continues to serve as a non-employee director of our Company until such annual meeting date.

The Board service of Cor Clement, Sr. and Mr. Jekel will end effective June 30, 2008 and the date of the 2008 Annual Meeting, respectively. Accordingly, Messrs. Clement and Jekel will continue under the previous Board compensation schedule for the balance of their service.

Attached as Exhibit 10.4 to this Form 8-K is the compensation schedule for non-employee directors effective April 1, 2008. Attached as Exhibit 10.5 to this Form 8-K is the form of agreement pursuant to which the Company intends to grant RSUs to non-employee directors pursuant to the Plan.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On March 27, 2008, the stockholders of the Company approved an amendment to the Company’s Second Restated Certificate of Incorporation (the “Certificate of Incorporation”) to permit a special meeting of the Company’s stockholders to be called, upon written request to the secretary of the Company, by (i) holders of thirty-five percent (35%) or more of the combined voting power of the issued and outstanding shares of the Company’s voting stock, and (ii) until the first to occur of April 25, 2009 or the day before the annual meeting of stockholders first following the end of the Company’s 2008 fiscal year, any three members of the Company’s Board of Directors. As currently provided by the Certificate of Incorporation, the Chairman of the Board of Directors or the Board of Directors, upon adoption of a resolution, will continue to be able to call special meetings of stockholders.

Also on March 27, 2008, the stockholders of the Company approved an amendment to the Certificate of Incorporation to require stockholder approval of amendments to the Company’s Third Amended and Restated Bylaws (the “Bylaws), provided that the Board of Directors may adopt a change to the Bylaws without stockholder approval if such a change was required by applicable law or regulation or by any national securities exchange or automated securities quotation system on which any securities of the Company are traded, as determined by the Board of Directors in its reasonable judgment; or if such change, in the reasonable judgment of the Board of Directors, did not materially and adversely affect the stockholders of the Company.

On March 26, 2008, the Board of Directors approved amendments to the Bylaws solely to conform the Bylaws to the amendments to the Certificate of Incorporation approved by the stockholders at the Annual Meeting. The amended and restated Certificate of Incorporation and Bylaws are attached as Exhibits 3.1 and 3.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1

Second Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of Delaware on January 18, 1995; as amended by the Amended and Restated Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock filed with the Secretary of State of Delaware on August 25, 2005; as amended by the Certificate of Designation, Preferences, and Rights of Series B Preferred Stock filed with the Secretary of State of Delaware on September 26, 2002; as amended by the Certificate of Designation, Preferences, and Rights of Series C Preferred Stock filed with the Secretary of State of Delaware on September 26, 2003; as amended by that Certificate of Amendment filed with the Secretary of State of Delaware on

June 15, 2004; as amended by that Certificate of Amendment filed with the Secretary of State of Delaware on March 28, 2008

3.2	Fourth Amended and Restated Bylaws of the Registrant

10.1	2008 Incentive Stock Plan

10.2	Form of Restricted Stock Unit Agreement – Stock-Settled Only, for Employees (with Performance-Based Vesting)

10.3	Form of Stock Appreciation Rights Agreement – Stock-Settled Only (with Time-Based Vesting)

10.4	Compensation Schedule for Non-Employee Directors of Rural/Metro Corporation effective April 1, 2008

10.5	Form of Restricted Stock Unit Agreement – Stock-Settled Only, for Eligible Directors (with Time-Based Vesting)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURAL/METRO CORPORATION

Dated: March 31, 2008	By:	/s/ Kristine B. Ponczak
Kristine B. Ponczak Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1

Second Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of Delaware on January 18, 1995; as amended by the Amended and Restated Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock filed with the Secretary of State of Delaware on August 25, 2005; as amended by the Certificate of Designation, Preferences, and Rights of Series B Preferred Stock filed with the Secretary of State of Delaware on September 26, 2002; as amended by the Certificate of Designation, Preferences, and Rights of Series C Preferred Stock filed with the Secretary of State of Delaware on September 26, 2003; as amended by that Certificate of Amendment filed with the Secretary of State of Delaware on

June 15, 2004; as amended by that Certificate of Amendment filed with the Secretary of State of Delaware on March 28, 2008

3.2	Fourth Amended and Restated Bylaws of the Registrant

10.1	2008 Incentive Stock Plan

10.2	Form of Restricted Stock Unit Agreement – Stock-Settled Only, for Employees (with Performance-Based Vesting)

10.3	Form of Stock Appreciation Rights Agreement – Stock-Settled Only (with Time-Based Vesting)

10.4	Compensation Schedule for Non-Employee Directors of Rural/Metro Corporation effective April 1, 2008

10.5	Form of Restricted Stock Unit Agreement – Stock-Settled Only, for Eligible Directors (with Time-Based Vesting)

5